UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On May 23, 2018, Pro-Dex, Inc. (“Pro-Dex” or the “Company”) completed the sale of substantially all of the assets of the Company’s Fineline Molds division (“Fineline”), which was engaged in the manufacture of plastic injection molds serving customers in a variety of industries (the “Disposition”). The Disposition was made pursuant to an Asset Purchase Agreement between the Company and Mike Bynum (“Bynum”), dated April 11, 2018 (the “Agreement”), as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 16, 2018. On May 21, 2018, the Agreement was amended such that Four Boys Industries, Inc., a California corporation (“Buyer”) formed by Bynum, replaced Bynum as the purchaser of the assets under the Agreement.

The aggregate purchase price for the Disposition was $310,000, of which $30,000 was paid in cash at closing and the balance of $280,000 is to be paid to the Company under the terms of a five-year promissory note (the “Promissory Note”), which bears interest at 4% per annum and requires sixty equal monthly payments of principal and accrued interest in the amount of $5,156.63 each, beginning February 15, 2019. Buyer’s obligations under the Promissory Note are secured by all of the assets of Fineline purchased by Buyer. The Promissory Note contains covenants and obligations customary for a transaction of this type.

A copy of the Agreement was attached as Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 16, 2018. A copy of the Promissory Note is attached as Exhibit 10.1 to this Current Report. The above descriptions are qualified by reference to the complete text of the Agreement and Promissory Note, provided that the representations and warranties contained in the Agreement and Promissory Note are not intended for investors and the public to obtain factual information about the Company.  Rather, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The description under Item 1.01 of the Company’s disposition of assets of Fineline is incorporated by reference into this Item 2.01.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Secured Promissory Note by and between Four Boys Industries, Inc. and Pro-Dex, Inc., dated May 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2018	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Secured Promissory Note by and between Four Boys Industries, Inc. and Pro-Dex, Inc., dated May 9, 2018.